                                           Ontario Corporation Number       1.
                                         NUMERO DE LA SOCIETE EN ONTARIO

                                    DRAFT


-------------------------------------------------------------------------------
                           ARTICLES OF AMALGAMATION
                              STATUTS DE FUSION

   Form 4
  Business
Corporations  1.  The name of the amalgamated     DENOMINATION SOCIALE DE LA
     Act          corporation is:                 SOCIETE ISSUE DE LA FUSION:
              -----------------------------------------------------------------
  FORMULE     C H A N G E P O I N T   C O R P O R A T I O N
 NUMERO 4
LOI SUR LES
SOCIETES PAR
  ACTIONS

              2. The address of the registered    ADRESSE DU SIEGE SOCIAL:
                 office is:

                                1595 SIXTEENTH AVENUE, SUITE 702
              -----------------------------------------------------------------
              (Street & Number or R.R. Number & if Multi-Office Building give
               Room No.)
              (RUE ET NUMERO, OU NUMERO DE LA R.R. ET , S'IL S'AGIT D'UN
               EDIFICE A BUREAUX, NUMERO DU BUREAU)


                      RICHMOND HILL, ONTARIO                        L 4 B 3 N 9
              -----------------------------------------------------------------
                  (Name of Municipality or Post Office)           (Postal Code/
              (NOM DE LA MUNICIPALITE OU DU BUREAU DE POSTE)       CODE POSTAL)



              3. Number (or minimum and maximum   NOMBRE (OU NOMBRES MINIMAL ET
                 number) of directors is:         MAXIMAL) D'ADMINISTRATEURS:
                   A MINIMUM OF THREE (3) AND A MAXIMUM OF TWELVE (12).

              4. The directors(s) is/are:         ADMINISTRATEUR(S):

                                                                                                           Resident
   First name, initials and surname         Address for service, giving Street & No. or R.R. No.,          Canadian
   PRENOM, INITIALES ET NOM DE FAMILLE      Municipality and Postal Code                                   State
                                            DOMICILE ELU, Y COMPRIS LA RUE ET LE NUMERO OU LE NUMERO       Yes or No
                                            DE LA R.R., LE NOM DE LA MUNICIPALITE ET LE CODE POSTAL        RESIDENT
                                                                                                           CANADIEN
                                                                                                           OUI/NON

---------------------------------------------------------------------------------------------------------------------------
GERALD WILLIAM SMITH                        1169 SECRETARIATE ROAD                                         YES
                                            NEWMARKET, ONTARIO L3X 1B5

IAN GIFFEN                                  5 ORCHARD STREET                                               YES
                                            MARKHAM, ONTARIO L3P 2S9

DAVID C. WETMORE                            530 WALKER ROAD                                                NO
                                            GREAT FALLS, VIRGINIA, USA 22066

BOB SYWOLSKI                                100 ANCHOR DRIVE, #376                                         NO
                                            KEY LARGO, FLORIDA, USA 33037

BERNARD GOLDSMITH                           16 AVENUE OF TWO RIVERS                                        NO
                                            SOUTH RUMSON, NEW JERSEY, USA 07760


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
                                                                           1A.

4. continued

                                                                                                           Resident
   First name, initials and surname         Address for service, giving Street & No. or R.R. No.,          Canadian
   PRENOM, INITIALES ET NOM DE FAMILLE      Municipality and Postal Code                                   State
                                            DOMICILE ELU, Y COMPRIS LA RUE ET LE NUMERO OU LE NUMERO       Yes or No
                                            DE LA R.R., LE NOM DE LA MUNICIPALITE ET LE CODE POSTAL        RESIDENT
                                                                                                           CANADIEN
                                                                                                           OUI/NON

---------------------------------------------------------------------------------------------------------------------------
A. DAVID FERGUSON                           231 GRENVIEW BOULEVARD SOUTH                                   YES
                                            ETOBICOKE, ONTARIO M8Y 3V2

HOWARD GWIN                                 101 BABYPOINT ROAD                                             YES
                                            TORONTO, ONTARIO M6S 2G3











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

                                                                           2.

5. A) The amalgamation agreement has   A) LES ACTIONNAIRES DE CHAQUE SOCIETE
      been duly adopted by the share-     QUI FUSIONNE ONT DUMENT ADOPTE LA
      holders of each of the              CONVENTION DE FUSION CONFORMEMENT AU
      amalgamating corporations as        PARAGRAPHE 176 (4) DE LA LOI SUR LES
      required by subsection 176 (4)      SOCIETES PAR ACTIONS A LA DATE
      of the Business Corporations Act    MENTIONNEE CI-DESSOUS.
      on the date set out below.

                                      ---
                                       X
                                      ---
                                    ARROW UP
                                -----------------
                                Check      COCHER
                                A or B     A OU B
                                -----------------
                                   ARROW DOWN
                                      ---

                                      ---

   B) The amalgamation has been        B) LES ADMINISTRATEURS DE CHAQUE
      approved by the directors of        SOCIETE QUI FUSIONNE ONT APPROUVE LA
      each amalgamating corporation       FUSION PAR VOIE DE RESOLUTION
      by a resolution as required by      CONFORMEMENT A L'ARTICLE 177 DE LA
      section 177 of the Business         LOI SUR LES SOCIETES PAR ACTIONS A
      Corporations Act on the date set    A LA DATE MENTIONNEE CI-DESSOUS. LES
      out below.                          STATUS DE FUSION REPRENNENT
      The articles of amalgamation in     ESSENTIELLEMENT LES DISPOSITIONS DES
      substance contain the provisions    STATUTS CONSTITUTIFS DE
      of the articles of incorporation
      of

                                      N/A
-------------------------------------------------------------------------------
      and are more particularly set out   ET SONT ENONCES TEXTUELLEMENT AUX
      in these articles.                  PRESENTS STATUTS.

 Names of amalgamating corporations   Ontario Corporation   Date of Adoption/
                                      Number                Approval
 DENOMINATION SOCIALE DES SOCIETES    NUMERO DE LA SOCIETE  DATE D'ADOPTION OU
 QUI FUSIONNENT                       EN ONTARIO            D'APPROBATION
-------------------------------------------------------------------------------
1359288 ONTARIO LIMITED                     1359288
1359290 ONTARIO LIMITED                     1359290
1359292 ONTARIO LIMITED                     1359292
1359293 ONTARIO LIMITED                     1359293
1403721 ONTARIO LIMITED                     1403721
1403627 ONTARIO LIMITED                     1403627
1403626 ONTARIO LIMITED                     1403626
XDL CHANGEPOINT HOLDINGS INC.               1338725
CHANGEPOINT CORPORATION                     1367761




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

                                                                           3.

6. Restrictions, if any, on business   LIMITES, S'IL A LIEU, IMPOSEES AUX
   the corporation may carry on or     ACTIVITES COMMERCIALES OU AUX POUVOIRS
   on powers the corporation may       DE LA SOCIETE.
   exercise.

   THERE ARE NO SUCH RESTRICTIONS ON THE BUSINESS THE CORPORATION MAY CARRY ON OR ON THE POWERS THE CORPORATION MAY EXERCISE.













7. The classes and any maximum number  CATEGORIES ET NOMBRE MAXIMAL, S'IL Y A
   of shares that the corporation is   LIEU, D'ACTIONS QUE LA SOCIETE EST
   authorized to issue:                AUTORISEE A EMETTRE:

  THE CORPORATION IS AUTHORIZED TO ISSUE:

      (A) AN UNLIMITED NUMBER OF SHARES OF ONE CLASS DESIGNATED AS BLANK CHEQUE PREFERENCE SHARES ISSUABLE IN ONE OR MORE SERIES; AND

      (B)  AN UNLIMITED NUMBER OF SHARES OF ONE CLASS DESIGNATED AS COMMON
           SHARES.



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

                                                                           4.

8. Rights, privileges, restrictions    DROITS, PRIVILEGES, RESTRICTIONS ET
   and conditions (if any) attaching   CONDITIONS, S'IL Y A LIEU, RATTACHES A
   to each class of shares and         CHAQUE CATEGORIE D'ACTIONS ET POUVOIRS
   directors authority with respect    DES ADMINISTRATEURS RELATIFS A CHAQUE
   to any class of shares which may    CATEGORIE D'ACTIONS QUI PEUT ETRE EMISE
   be issued in series:                EN SERIE:

BLANK CHEQUE PREFERENCE SHARES

PREFERENCE SHARES ISSUABLE IN SERIES

1.   ONE OR MORE SERIES

     THE PREFERENCE SHARES MAY AT ANY TIME AND FROM TIME TO TIME BE ISSUED IN ONE OR MORE SERIES.

2.   TERMS OF EACH SERIES

     SUBJECT TO THE ACT, THE DIRECTORS MAY FIX, BEFORE THE ISSUE THEREOF, THE NUMBER OF PREFERENCE SHARES OF EACH SERIES, THE DESIGNATION, RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHING TO THE PREFERENCE SHARES OF EACH SERIES, INCLUDING, WITHOUT LIMITATION, ANY VOTING RIGHTS, ANY RIGHT TO RECEIVE DIVIDENDS (WHICH MAY BE CUMULATIVE OR NON-CUMULATIVE AND VARIABLE OR FIXED) OR THE MEANS OF DETERMINING SUCH DIVIDENDS, THE DATES OF PAYMENT THEREOF, ANY TERMS AND CONDITIONS OF REDEMPTION OR PURCHASE, ANY CONVERSION RIGHTS, AND ANY RIGHTS ON THE LIQUIDATION, DISSOLUTION OR WINDING-UP OF THE CORPORATION, ANY SINKING FUND OR OTHER PROVISIONS, THE WHOLE TO BE SUBJECT TO THE ISSUE OF A CERTIFICATE OF AMENDMENT SETTING FORTH THE DESIGNATION, RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHING TO THE PREFERENCE SHARES OF THE SERIES.

3.   RANKING OF PREFERENCE SHARES

     THE PREFERENCE SHARES OF EACH SERIES SHALL, WITH RESPECT TO THE PAYMENT OF DIVIDENDS AND THE DISTRIBUTION OF ASSETS IN THE EVENT OF THE LIQUIDATION, DISSOLUTION OR WINDING-UP OF THE CORPORATION, WHETHER VOLUNTARY OR INVOLUNTARY, RANK ON A PARITY WITH THE PREFERENCE SHARES OF EVERY OTHER SERIES AND BE ENTITLED TO PREFERENCE OVER THE COMMON SHARES. IF ANY AMOUNT OF CUMULATIVE DIVIDENDS (WHETHER OR NOT DECLARED) OR DECLARED NON-CUMULATIVE DIVIDENDS OR ANY AMOUNT PAYABLE ON ANY SUCH DISTRIBUTION OF ASETS CONSTITUTING A RETURN OF CAPITAL IN RESPECT OF THE PREFERENCE SHARES OF ANY SERIES IS NOT PAID IN FULL, THE PREFERENCE SHARES OF SUCH SERIES SHALL PARTICIPATE RATABLY WITH THE PREFERENCE SHARES OF EVERY OTHER SERIES IN RESPECT OF ALL SUCH DIVIDENDS AND AMOUNTS.

COMMON SHARES

1.   DIVIDENDS

     IF IN ANY FISCAL YEAR AFTER PROVIDING FOR THE FULL DIVIDEND ON THE BLANK CHEQUE PREFERENCE SHARES AND ANY OTHER CLASS OF SHARES RANKING ABOVE THE COMMON SHARES, THERE SHALL REMAIN ANY MONEYS OF THE CORPORATION PROPERLY APPLICABLE TO THE PAYMENT OF DIVIDENDS, SUCH MONEYS MAY, IN THE DISCRETION OF THE DIRECTORS BE APPLIED TO DIVIDENDS ON THE COMMON SHARES AS AND WHEN DECLARED BY THE DIRECTORS.

2.   LIQUIDATION, DISSOLUTION & WINDING-UP

     IN THE EVENT OF THE LIQUIDATION, DISSOLUTION OR WINDING-UP OF THE CORPORATION, WHETHER VOLUNTARY OR INVOLUNTARY, THE HOLDERS OF THE COMMON SHARES SHALL BE ENTITLED TO RECEIVE, AFTER PAYMENT TO THE HOLDERS OF THE BLANK CHEQUE PREFERENCE SHARES AND ANY OTHER CLASS


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

8. continued

     OF SHARES RANKING ABOVE THE COMMON SHARES, THE REMAINING PROPERTY OF THE CORPORATION.

3.   VOTING RIGHTS

     THE HOLDERS OF THE COMMON SHARES SHALL BE ENTITLED TO RECEIVE NOTICE OF AND TO ATTEND AND VOTE AT ALL MEETINGS OF THE SHAREHOLDERS OF THE CORPORATION (EXCEPT WHERE THE HOLDERS OF ANOTHER CLASS OF SHARES ARE ENTITLED TO VOTE SEPARATELY AS A CLASS AS PROVIDED IN THE BUSINESS CORPORATIONS ACT OR THESE ARTICLES) AND EACH COMMON SHARE SHALL CONFER THE RIGHT TO 1 VOTE IN PERSON OR BY PROXY AT ALL MEETINGS OF SHAREHOLDERS OF THE CORPORATION.


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

 9. The issue, transfer or ownership    L'EMISSION, LE TRANSFER OU LA
    of shares is not restricted and     PROPRIETE D'ACTIONS N'EST PAS
    the restrictions (if any) are as    RESTREINT. LES RESTRICTIONS, S'IL
    follows:                            Y A LIEU, SONT LES SUIVANTES:










10. Other provisions, (if any):         AUTRES DISPOSITIONS, S'IL Y A LIEU:










11. The statements required by           LES DECLARATIONS EXIGEES AUX TERMES
    subsection 178(2) of the             DU PARAGRAPHE 178(2) DE LA LOI SUR
    Business Corporations Act are        LES SOCIETES PAR ACTIONS CONSTITUENT
    attached as Schedule "A".            L'ANNEXE "A"

12. A copy of the amalgamation           UNE COPIE DE LA CONVENTION DE FUSION
    agreement or directors               OU LES RESOLUTIONS DES
    resolutions (as the case may be)     ADMINISTRATEURS (SELON LE CAS)
    is/are attached as Schedule "B".     CONSTITUE(NT) L'ANNEXE "B".

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

                                                                           6.

These articles are signed in             LES PRESENTS STATUTS SONT SIGNES EN
duplicate.                               DOUBLE EXEMPLAIRE.






-------------------------------------------------------------------------------
Names of the amalgamating corporations   DENOMINATION SOCIALE DES SOCIETES QUI
and signatures and descriptions of       FUSIONNENT, SIGNATURE ET FONCTION DE
office of their proper officers.         LEUR DIRIGEANTS REGULIEREMENT
                                         DESIGNES.


1359288 ONTARIO LIMITED

Per:
-------------------------------------
PAUL LUPINACCI (SECRETARY)

1359290 ONTARIO LIMITED

Per:
-------------------------------------
GERALD WILLIAM SMITH (SECRETARY)

1359292 ONTARIO LIMITED

Per:
-------------------------------------
PAUL EDWARDS (SECRETARY)

1359293 ONTARIO LIMITED

Per:
-------------------------------------
RANDALL NELSON REMME (SECRETARY)

1403721 ONTARIO LIMITED

Per:
-------------------------------------
RICK MOREAU (SECRETARY)

1403627 ONTARIO LIMITED

Per:
-------------------------------------
CHRIS RUSCH (SECRETARY)

1403626 ONTARIO LIMITED

Per:
-------------------------------------
CHUCK TATHAM (SECRETARY)

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
                                                                           6A.

Names of the amalgamating corporations   DENOMINATION SOCIALE DES SOCIETES QUI
and signatures and descriptions of       FUSIONNENT, SIGNATURE ET FONCTION DE
office of their proper officers.         LEUR DIRIGEANTS REGULIEREMENT
                                         DESIGNES.



XDL CHANGEPOINT HOLDINGS INC.

Per:
-------------------------------------
DAVID LATNER

CHANGEPOINT CORPORATION

Per:
-------------------------------------
JOHN ANHANG (SECRETARY)








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

                                 SCHEDULE "A-1"

                  The undersigned, Paul Lupinacci, being the Secretary of 1359288 Ontario Limited hereby state that:

1.  There are reasonable grounds for believing that:

    (a) each of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation is and Changepoint Corporation, the corporation continuing from the amalgamation of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

    (b) the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes;

    (c)  no creditor will be prejudiced by the amalgamation; and

2. No creditor has notified 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation that such creditor objects to the amalgamation.

                  DATED THIS              DAY OF MAY, 2000.





___________________________
Paul Lupinacci

                                 SCHEDULE "A-2"

                  The undersigned, Paul Edwards, being the Secretary of 1359292 Ontario Limited hereby state that:

1.  There are reasonable grounds for believing that:

    (a) each of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation is and Changepoint Corporation, the corporation continuing from the amalgamation of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

   (b) the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes;

   (c)   no creditor will be prejudiced by the amalgamation; and

2.  No creditor has notified 1359288 Ontario Limited, 1359290 Ontario
    Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL
    Changepoint Holdings Inc, and Changepoint Corporation that such creditor objects to the amalgamation.

                  DATED THIS              DAY OF MAY, 2000.




__________________________________
Paul Edwards

                                 SCHEDULE "A-3"


                  The undersigned, Gerald William Smith, being the Secretary of 1359290 Ontario Limited hereby state that:

1.  There are reasonable grounds for believing that:

    (a) each of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation is and Changepoint Corporation, the corporation continuing from the amalgamation of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

   (b) the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes;

   (c)   no creditor will be prejudiced by the amalgamation; and

2. No creditor has notified 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation that such creditor objects to the amalgamation.

                  DATED THIS              DAY OF MAY, 2000.




__________________________________
Gerald William Smith

                                 SCHEDULE "A-4"

                  The undersigned, Randall Nelson Remme, being the Secretary of 1359293 Ontario Limited hereby state that:

7.  There are reasonable grounds for believing that:

    (a) each of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation is and Changepoint Corporation, the corporation continuing from the amalgamation of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

   (b) the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes;

   (c)   no creditor will be prejudiced by the amalgamation; and

2. No creditor has notified 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation that such creditor objects to the amalgamation.

                  DATED THIS              DAY OF MAY, 2000.






____________________________________
Randall Nelson Remme

                                 SCHEDULE "A-5"

                  The undersigned, Rick Moreau, being the Secretary of 1403721 Ontario Limited hereby state that:

1.  There are reasonable grounds for believing that:

    (a) each of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation is and Changepoint Corporation, the corporation continuing from the amalgamation of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

    (b) the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes;

    (c)  no creditor will be prejudiced by the amalgamation; and

2. No creditor has notified 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation that such creditor objects to the amalgamation.

                  DATED THIS              DAY OF MAY, 2000.





_____________________________
Rick Moreau

                                 SCHEDULE "A-6"

                  The undersigned, Chris Rusch, being the Secretary of 1403627 Ontario Limited hereby state that:

1. There are reasonable grounds for believing that:

   (a) each of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation is and Changepoint Corporation, the corporation continuing from the amalgamation of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

   (b) the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes;

   (c)   no creditor will be prejudiced by the amalgamation; and

2. No creditor has notified 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation that such creditor objects to the amalgamation.

                  DATED THIS              DAY OF MAY, 2000.






__________________________________
Chris Rusch

                                 SCHEDULE "A-7"

                  The undersigned, Chuck Tatham, being the Secretary of 1403626 Ontario Limited hereby state that:

1. There are reasonable grounds for believing that:

   (a) each of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation is and Changepoint Corporation, the corporation continuing from the amalgamation of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

   (b) the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes;

   (c)   no creditor will be prejudiced by the amalgamation; and

2. No creditor has notified 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation that such creditor objects to the amalgamation.

                  DATED THIS              DAY OF MAY, 2000.






______________________________________
Chuck Tatham

                                 SCHEDULE "A-8"

                  The undersigned, John Anhang, being the Secretary of Changepoint Corporation hereby state that:

1.  There are reasonable grounds for believing that:

    (a) each of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation is and Changepoint Corporation, the corporation continuing from the amalgamation of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

    (b) the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes;

    (c)  no creditor will be prejudiced by the amalgamation; and

2. No creditor has notified 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation that such creditor objects to the amalgamation.

                  DATED this              day of May, 2000.






______________________________
John Anhang

                                 SCHEDULE "A-9"

                  The undersigned, David Latner, being the of XDL Changepoint Holdings Inc. hereby state that:

1. There are reasonable grounds for believing that:

   (a) each of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation is and Changepoint Corporation, the corporation continuing from the amalgamation of 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

   (b) the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes;

   (c)   no creditor will be prejudiced by the amalgamation; and

2. No creditor has notified 1359288 Ontario Limited, 1359290 Ontario Limited, 1359292 Ontario Limited, 1359293 Ontario Limited, 1403721 Ontario Limited, 1403627 Ontario Limited, 1403626 Ontario Limited, XDL Changepoint Holdings Inc. and Changepoint Corporation that such creditor objects to the amalgamation.

                  DATED this              day of May, 2000.







__________________________________
David Latner


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